Exhibit 99.1 Global Innovator of Performance-Enhancing Chemistries and Surfaces Investor Presentation – Second Quarter 2018 NYSE LISTED: “OMN”

Cautionary Statements › Forward Looking Statements This presentation includes descriptions of OMNOVA's current business, operations, assets and other matters affecting the Company as well as "forward-looking statements" as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not limited to, "will," "may," "should," "projects," "forecasts," "seeks," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "optimistic," "likely," "would," "could," "committed," and similar expressions or phrases identify forward-looking statements. All descriptions of OMNOVA's current business, operations and assets, as well as all forward-looking statements, involve risks and uncertainties. Many risks and uncertainties are inherent in business generally. Other risks and uncertainties are more specific to the Company's businesses and strategy, or to any new businesses the Company may enter into or acquire. There also may be risks and uncertainties not currently known to the Company. The occurrence of any such risks and uncertainties and the impact of such occurrences is often not predictable or within the Company's control. Such impacts could adversely affect the Company's business, operations or assets as well as the Company's results and the value of your investment in the Company. In some cases, such impact could be material. Certain risks and uncertainties facing the Company are described below or in the Company's Quarterly Report on Form 10-Q and Annual Report and the value of your investment in the Company on Form 10-K. All written and verbal descriptions of OMNOVA's current business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the risks, uncertainties, and cautionary statements contained or referenced herein. All such descriptions and any forward-looking statement speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such description or forward-looking statements whether as a result of new information, future events or otherwise. The Company's actual results and the value of your investment in OMNOVA may differ, perhaps materially, from expectations due to a number of risks and uncertainties including, but not limited to: (1) the Company's exposure to general economic, business, and industry conditions; (2) the risk of doing business in foreign countries and markets; (3) changes in raw material prices and availability; (4) the highly competitive markets the Company serves and continued consolidations among its competitors and customer base; (5) extraordinary events such as natural disasters, political disruptions, terrorist attacks and acts of war; (6) extensive and increasing governmental regulation, including environmental, health and safety regulations; (7) the Company's failure to protect its intellectual property or defend itself from intellectual property claims; (8) claims and litigation; (9) changes in accounting policies, standards, and interpretations; (10) the actions of activist shareholders; (11) the Company's inability to achieve or achieve in a timely manner the objectives and benefits of cost reduction initiatives; (12) the Company's ability to develop and commercialize new products at competitive prices; (13) the Company's use of purchase orders rather than long-term contracts for most of its business; (14) the disproportionate impact of certain product lines on the Company's operating profitability; (15) customer credit risk; (16) the Company's ability to identify and complete strategic transactions; (17) the Company’s ability to successfully integrate acquired companies; (18) unanticipated capital expenditures; (19) risks associated with the use, production, storage, and transportation of chemicals; (20) information system failures and breaches in security; (21) continued increases in healthcare costs; (22) the Company's ability retain or attract key employees; (23) the Company's ability to renew collective bargaining agreements with employees on acceptable terms and the risk of work stoppages; (24) the Company's contribution obligations under its U.S. pension plan; (25) the Company's reliance on foreign financial institutions to hold some of its funds; (26) the effect of goodwill impairment charges; (27) the volatility in the market price of the Company’s common shares; (28) the Company's substantial debt position; (29) a decision to incur additional debt; (30) the operational and financial restrictions contained in the Company's debt agreements; (31) the effects of a default under the Company's term loan or revolving credit facility; (32) the Company's ability to generate sufficient cash to service its outstanding debt; and (33) the Company's subsidiaries' ability to provide the Company with cash. OMNOVA Solutions provides greater detail regarding these risks and uncertainties in its 2017 Form 10-K and subsequent filings, which are available online at www.omnova.com and www.sec.gov. OMNOVA Solutions Inc. is a global innovator of performance-enhancing chemistries and surfaces used in products for a variety of commercial, industrial and residential applications. As a strategic business-to-business supplier, OMNOVA provides The Science in Better Brands, with emulsion polymers, specialty chemicals, and functional and decorative surfaces that deliver critical performance attributes to top brand-name, end-use products sold around the world. OMNOVA's sales for the trailing twelve months ended May 31, 2018, were approximately $772 million. The Company has a global workforce of approximately 1,800 employees. Visit OMNOVA Solutions on the internet at www.omnova.com. NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission, such as Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income, Adjusted Diluted Earnings Per Share from Adjusted Income, Adjusted Consolidated EBITDA and Net Leverage Ratio. For a reconciliation to the most directly comparable GAAP financial measures, refer to the Appendix. 2 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

About OMNOVA Solutions › Global technology-based supplier of customized performance-critical products › Established in 1999; formerly part of General Tire/GenCorp and Goodyear › Deep focus on Research and Development (R&D) and Innovation across all our businesses › Diverse end-markets with synergies in specialty chemistries and performance materials › World Class manufacturing facilities, optimized through LEAN SixSigma to achieve operational excellence 3 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Our Vision and Values To be a mid-sized premier global specialties provider delivering innovative, tailored solutions to win leading positions in targeted high value markets. Safety Agility We promote a safety-first culture We swiftly and efficiently adapt to PRODUCE PRODUCT SAFELY – and changing environments encourage safe working conditions We make timely, data-driven decisions and behaviors OMNOVA VALUES Integrity Accountability We own our work and our results Our legal, regulatory and ethical behavior is impeccable We are committed to development – We are candid, transparent and respectful ourselves and others 4 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Long Heritage as Solutions Provider › More than a century of Transformation and Innovation CHEMICAL/PLASTICS DIVISION 1915 1952 1984 1999 1898 1941 2001 2010 2015 2017 THE GOODYEAR TIRE & GOODYEAR CHEMICALS NEW FLUID CREOLE RUBBER COMPANY SOLUTIONS CHEMICALS 5 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

OMNOVA Locations › An expanding geographic footprint Beachwood, OH (Headquarters) Akron, OH (Technology Center) Green Bay, WI Mogadore/Akron, OH Fitchburg, MA Auburn, PA London, U.K. Jeannette, PA Caojing, China Monroe, NC Le Havre, France Villejust, France Shanghai (Regional HQ) Chester, SC (Regional HQ) Calhoun, GA Ningbo, China Rayong, Thailand Houston, TX Columbus, MS Mumbai, India Singapore ● World Headquarters ● Chemicals Manufacturing Plus Broad Distribution Network ● Surfaces Manufacturing ● Sales, Technology and / or Distribution A GLOBAL COMPANY WITH MANUFACTURING ON THREE CONTINENTS 6 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

OMNOVA at a Glance LTM Sales: $772M Sales by segment LTM Adj. EBITDA: $89M* Adj. EBITDA Margin: 11.1%* Performance Materials 40% Specialty Solutions Performance Materials Specialty LTM Sales: $308M Solutions LTM Sales: $464M 60% LTM Adj. EBITDA: $86M* LTM Adj. EBITDA: $26M* Adj. EBITDA margin: 18.5%* Adj. EBITDA margin: 8.4%* Sales by end market Coatings, Adhesives, Sealants, Elastomers (C.A.S.E.) │ Reinforcing Resins │ Antioxidants │ Coated Fabrics │ Laminates and Films │ Nonwovens │ Oil & Gas Paper & Carpet Chemicals │ Tire Cord Paper & Transportation Packaging 15% 13% Industrial/ Other 13% More Mature Markets: Higher Growth Markets: OMNOVA leading positions with established product Refurbishment & Oilfield Specialization is valued and more sustainable New 8% brands Construction Personal 42% Hygiene 8% Profitable Growth Model: Operational Excellence Model: Growth at GDP+ underlying market Margin Growth and Cash Generation OMNOVA consolidated sales for trailing twelve months ended May 31, 2018, represent Company estimates. *Non-GAAP adjusted values, GAAP reconciliation in the Appendix. Excludes corporate expense. GROUPINGS REFLECT DISTINCT OPERATING MODELS AND MARKET STRATEGIES 7 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Goals Reflect Continuing Transition to Specialty Focus Growth: Adjusted Segment GDP+ Underlying Specialty Markets Operating Margin* High 0 Mid › Specialty Volume Growth Teens › High Margin New Product Introductions 10.4% › Commercial Excellence 6.9% › Cost Reductions › Value Based Pricing of Technology Level › Mix Improvement 2014 2017 Goal * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. Excludes corporate expense. CAPITALIZING ON UNIQUE OPPORTUNITY IN SPECIALTY SPACE 8 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Our Value-Creating Overarching Strategic Priorities Expand Margins, Accelerate Generate Cash Growth In In Mature Specialty Businesses Businesses “One OMNOVA” Portfolio Excellence Optimization 9 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Accelerate Growth in Specialty Businesses Strengthening Commercial Excellence › Integrated sales, marketing and product development › Cross-selling >80% › Value based pricing › Aggressive strategic marketing plans of revenue › Stronger key account value added selling targeted from specialty Strong, Broad-Based Innovation w/ Global Footprint businesses › Facilities on three continents › Transformed innovation pipeline › Tailored solutions Strengthening Leadership & Capabilities › Enhanced organization in place Targeting Specialty Growth Markets › Higher growth/higher margin businesses › Significant opportunities to grow share 10 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Specialty Growth: Targeted Markets › Targeting robust markets with demand for high performance, high margin products C.A.S.E Coatings Adhesives Sealants Elastomers Laminates Nonwovens Oil & Gas › Masonry › Tapes › Caulking › Transportation › Retail Display › Diapers › Drilling › Intumescent (fire › Release Coatings › Casting › Industrial › Cabinets › Adult Incontinence › Cementing resistant) › Adhesives › Cement › Consumer › Food Service › Healthcare › Fracking › Direct-to-Metal › Construction › Gaskets Thermoplastic › Kitchen and Bath › Wipes › Primers Binders › Foam Sealants Products › Recreational Vehicles › Transportation › Odor and Stain › Roofing › Concrete › Flooring › Filtration Blocking › Healthcare › Wood Treatment › Commercial Furniture MARKET SIZE:* >$25.0B >$20.0B >$5.0B >$10.0B >$5.0B >$25.0B >$5.5B GROWTH 3 – 4% /yr 4 – 5% /yr 3 – 4% /yr 3 – 5% /yr 2 – 3% /yr 3 – 5% /yr 3 – 5% /yr RATE:** * Market data based on internal estimates and OMNOVA’s place in the value chain. ** Estimated market growth rate. COMMON CHARACTERISTICS: HIGHER MARGIN, LARGE AND GROWING MARKETS, CUSTOMER NEED FOR DIFFERENTIATION, STRONG OMNOVA NICHE POSITION WITH OPPORTUNITIES FOR GROWTH 11 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Diversifying Chemistries & Geographies › Increased access to specialty markets Diversifying Chemistries Total OMNOVA and Markets Global Expansion 2% 11% 1511%% Asia Other 20% Chemistries 21% Europe 69% 87% 87% N. America SB Latex 80% 64% 31% Pre-2010 2017 Pre-2010 2017 Total Company Total Company 12 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

New Product Introductions › Transforming the portfolio to be a leading provider of Sustainable, Greener, SMARTer innovative solutions Recently Introduced New Products  Pliotec LEB20 – Unique water-based resin  GenFlo – Binder for Softer Personal for exterior masonry paints excellent color Hygiene Products retention, rain resistance, and dirt pick-up Voice of the resistance  SoftWick SF20 – Hydrophilic Surface Customer Treatment for Nonwovens  Pliotec HDT16 – Resin for Superior Direct-to- Metal and Multi-Surface Coatings  GenFlo FR 2800 – Specialty Flame Sustainable  Hydro Pliolite 211 – Base Polymer Retardant Carpet Binder Solutions Waterborne Intumescent Coatings SMART   Technologies GenFlo 3967 – Improved Binder for Sports Pexorate 530 – Rate of Penetration Surfaces Oil & Gas Enhancer for Drilling  OMNAPEL – Hydrophobic Polymer for  IF-201L – Dispersant for Well Cementing Sealants Disruptive Innovation Decorative  surf(x) Matte Luxe - Paint Replacement Laminates Films For Kitchen & Bath Cabinetry Targeting Vitality Index >25% at Specialty Margins 13 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Expand Margins, Increase Cash Generation in Performance Materials Businesses Strengthening Customer Relationships › Value-based pricing › Capture growth in carpet and non-carpet flooring › Working capital optimization Expand and grow margins Exiting Commodity Paper in 2018 Increase cash generation › Announced closure of Green Bay plant to fund specialty growth Maintain leadership Improving Ability to Serve positions › New GM & management team › Selective innovation Lowering Our Cost Base › Realigned manufacturing › SG&A effectiveness and efficiency 14 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Performance Materials Manufacturing Realignment and SG&A Restructuring 2018: › Exit Commodity Paper › Value Pricing › Antioxidant Investment › Cost Savings › Selective Innovation in Carpet › Announced Closure of Green Bay Plant 2015 – 2017: N. America SB capacity ~300M lbs reduction › Realigned Manufacturing Footprint through facility closures, capacity reductions, N. America SB capacity and manufacturing consolidations >80%-90% utilization (previously 62%) › Restructured SG&A Company-Wide by appointing new leadership and reorganizing in annual operating savings by regional and commercial structure $17-$20M year end 2017 CONTINUED FOCUS ON COST SAVINGS & EFFICIENCY 15 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Portfolio Optimization M&A 1. Close-in › Emulsion polymers › Consolidation opportunities 2. Adjacencies Balanced › Market driven specialty portfolio . C.A.S.E. . Nonwovens Sustainable earnings . Oil & gas growth Strategic Alliances › Joint development & › Lower investment risk licensing agreements › Accelerate innovation › Geographic swaps/tolling › Expand portfolio › Manufacturing and/or full › Geographic expansion function JVs Diversification › Products › Markets › Geographies › Customers 16 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Strategic Alliances and M&A to Accelerate Specialty Growth STRATEGIC ALLIANCES M&A BENEFITS: › Joint development TechnologyTechnology agreements Close-In › Profitable growth › License technology and minimal risk Emulsion Polymers › Accelerates › N.A. SB consolidation innovation › Geographic swaps / tolling › Specialty acrylics › Expands Operations & › License cost-saving production technology portfolio SupplyTechnology Chain › Use contract › Low investment manufacturing Adjacencies for geographic › Manufacturing JVs expansion New Polymers Selected Additives › License 3rd party TARGET MARKETS CommercialTechnology technology › Full function JVs › Joint distribution C.A.S.E., Nonwovens, Oil & Gas 17 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

“One OMNOVA” Excellence Excellence Focus Agile, strong › Sales foundation to drive › Innovation profitable growth › Marketing › Operations Reduced Complexity › Common processes, tools and systems › Reduced SG&A >$3M /yr › Organizational redesign › Cost competitive manufacturing Reporting Segment Alignment with Business Model › Specialty Solutions › Performance Materials 18 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Adjusted Segment Operating Profit and Adjusted Earnings Per Share (EPS) Adjusted Segment Operating Profit* Adjusted EPS* $0.56 $81.5 PM 8.9% OPM 10.4% $0.28 $68.4 OPM 6.9% 2014 2017 2014 2017 * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. STRATEGIC ACTIONS DRIVING IMPROVEMENT IN PROFITABILITY, EARNINGS AND CASH FLOW 19 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Record of Cash Generation and De-Leveraging 20% Specialty Sales Growth Due to Volume YOY 16.1% 15% 10% 6.7% 5.1% 5% 2.4% Volume growth 1.1% 1.0% › Gaining traction on specialty growth 0% Q1 2017 Q2 2017 Q3 3017 Q4 2017 Q1 2018 Q2 2018 Refinancing completed in Q1 2018 6.0 OMNOVA Net Adjusted Leverage (TTM)* Reduced gross debt by ~$140M since 2011 4.0 Increasing earnings and consistent cash flow driving down adjusted net leverage 2.0 3.8 3.9 3.6 3.2 3.6 3.0 0.0 Strong cash conversion driven by: 11/2014 11/2015 11/2016 11/2017 Q2 2017 Q2 2018 › Improved earnings › Low maintenance capex requirement 40.0 Cash Flow from Operations less CAPEX › Working capital management 20.0 25.3 19.7 22.7 › No US cash taxes in near term (Federal N.O.L. $91.9M 0.0 as of 2Q 2018) (14.8) -20.0 2014 2015 2016 2017 * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. 20 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Capital Structure / Liquidity / Net Leverage › As of May 31, 2018 (in millions) DEBT = $320* Liquidity Revolver $94 Foreign Debt & Other › Balance Drawn $0 › Capital lease › Letters of Credit $0 $16 › Letters of credit Remaining Capacity $94 Cash $53 Total Liquidity $147 Term Loan B (excludes deferred financing to 5.0M) Net Leverage Ratio › 2023 maturity $304 Total Net Debt $267 › L+325; refinanced March 2018 › Total Net Leverage Ratio Covenant LTM EBITDA* $89 › Prepayment of $41M; 12/17 Net Leverage Ratio* 3.0x * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. WEIGHTED AVERAGE COST OF DEBT 5.4% / SUFFICIENT LIQUIDITY 21 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Goal: Become a Premier Global Innovative Specialty Solutions Provider Specialty Growth › Marketing, Innovation and Sales Excellence › First to market with differentiated, high margin new products › Key account growth › Geographic expansion Continued focus on operational excellence, delivered margin expansion, mix optimization and increased cash generation Transform the business through organic growth and portfolio optimization in specialties One OMNOVA to reduce complexity and lead as an agile, innovative specialty solutions provider GDP+ >80% >15% Growth versus underlying Specialty Markets as Targeted Segment specialty markets a % of total revenue Operating Profit Margin 22 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Appendix › SB Raw Material Costs and Performance Features › Non-GAAP Financial Measures › Reconciliations

SB Raw Material Costs and Performance Features Contribute to Greater Cost-in-Use Advantage DESPITE THE RECENT UPTICK, SB LATEX MAINTAINS AN ADVANTAGED POSITION 24 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Momentum for Strong Continued Earnings Growth and Cash Generation Medium to longer term (2016-2020) drivers Near-term (2016-2019) drivers Growth Further 2010 Adj. Paper & Carpet Growth in 2014 Adj. Paper/Carpet Margin Expansion Growth in Key Higher Margin from New Product Geographic M&A EBITDA Market Erosion Specialty EBITDA REVERSED Cost/Pricing Accounts Improved Specialty Mix Development Expansion TREND SIGNIFICANT MARGIN EXPANSION; AND STRONG CASH FLOW 25 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Appendix – Non-GAAP Financial Measures This presentation includes Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations Before Income Taxes, Adjusted Consolidated EBITDA and other financial measures which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s Adjusted Segment Operating Profit is calculated as Segment Operating Profit (Loss) less restructuring and severance expenses, asset impairments and other items. Adjusted Segment EBITDA is calculated as Adjusted Segment Operating Profit less depreciation and amortization expense less accelerated depreciation. OMNOVA’s Adjusted Income from Continuing Operations Before Income Taxes is calculated as Adjusted Segment Operating Profit less corporate expenses, interest, restructuring and severance, asset impairments and other items. OMNOVA’s Adjusted EBITDA is calculated as Adjusted Income from Continuing Operations Before Income Taxes less interest expense less debt premium and depreciation and amortization expense less accelerated depreciation. Adjusted Segment Operating Profit and Adjusted Segment and/or Consolidated EBITDA and the other financial measures (collectively, the “Non-GAAP financial measures”) are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. The Non-GAAP financial measures should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. The Non-GAAP financial measures are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth in the appendices are the reconciliations of these Non-GAAP financial measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business excluding the sale of the global wallcovering business. 26 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Reconciliation of Reported Segment Sales and Operating Profit to Net Sales and Net Income › Appendix 1 Three Months Ended Six Months Ended May 31, May 31, (In millions) 2018 2017 2018 2017 Net Sales: Specialty Solutions $ 128.8 $ 121.5 $ 238.0 $ 215.2 Performance Materials 77.5 99.8 147.0 180.7 Total Net Sales $ 206.3 $ 221.3 $ 385.0 $ 395.9 Segment Operating Profit: Specialty Solutions $ 21.9 $ 17.3 $ 35.5 $ 26.8 Performance Materials .1 (7.2) 2.2 (2.5) Interest expense (4.6) (5.3) (9.7) (10.5) Corporate expense (6.5) (8.7) (14.9) (15.7) Income (Loss) Before Income Taxes 10.9 (3.9) 13.1 (1.9) Income tax expense (benefit) 2.5 2.4 (2.6) .9 Net Income (Loss) $ 8.4 $ (6.3) $ 15.7 $ (2.8) Depreciation and amortization $ 7.3 $ 6.9 $ 14.5 $ 13.6 Capital expenditures $ 3.9 $ 6.1 $ 7.1 $ 9.9 27 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

OMNOVA Consolidated Adjusted EBITDA › Appendix 2 Year Ended November 30, LTM* (Dollars in millions except per share data) 2014 2015 2016 2017 2018 Sales $ 987.4 $ 838.0 $ 759.9 $ 783.1 $ 772.2 Unadjusted Segment Operating Profit $ 65.4 $ 34.8 $ 68.3 $ 47.3 $ 60.7 Segment Excluded Items Restructuring and severance 0.9 5.8 3.5 2.3 1.1 Asset impairment, facility closure costs and other — 20.0 7.2 33.9 21.5 Accelerated depreciation on production transfer 2.2 5.8 3.0 — — Operational improvements costs — 5.0 (0.4) — — (Gain) loss on notes receivable (1.1) — — — — Environmental costs 1.0 3.0 0.3 — 0.7 Acquisition and integration related expense — — 1.1 (2.0) 0.4 Vacation policy change — — (2.8) — — Subtotal for Segment Excluded Items 3.0 39.6 11.9 34.2 23.7 Adjusted Segment Operating Profit $ 68.4 $ 74.4 $ 80.2 $ 81.5 $ 84.4 Adjusted Segment Operating Profit as a % of Sales 6.9% 8.9% 10.6% 10.4% 10.9% Corporate Expense (20.8) (27.6) (33.7) (29.9) (29.1) Interest expense (32.9) (28.3) (24.7) (21.5) (20.7) Corporate Excluded Items Restructuring and severance — 0.1 4.9 2.9 1.1 Asset impairment, facility closure costs and other — 0.6 — 1.8 1.7 Operational improvements costs — 0.4 — — — Deferred financing fees written-off 0.8 0.6 4.9 — 0.8 Pension settlement — — — 0.4 0.4 Corporate headquarters relocation costs 0.6 — (0.2) — — Other financing costs 2.4 1.0 — — — Shareholder activist costs — 1.9 — — — Acquisition and integration related expense — 0.4 0.9 0.3 0.8 Vacation accrual adjustment — — (0.6) — — Subtotal for Management Excluded Items 3.8 5.0 9.9 5.4 4.8 28 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

OMNOVA Consolidated Adjusted EBITDA (continued) › Appendix 2 Year Ended November 30, LTM* (Dollars in millions except per share data) 2014 2015 2016 2017 2018 Adjusted Income from Continuing Operations before Income Taxes $ 18.5 $ 23.5 $ 31.7 $ 35.5 $ 39.4 Tax Expense ** (5.6) (6.9) (9.5) (10.7) (11.1) Adjusted Income From Continuing Operations 12.9 $ 16.6 $ 22.2 $ 24.8 $ 28.3 Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations *** $ 0.28 $ 0.36 $ 0.50 $ 0.56 $ 0.63 Adjusted Income from Continuing Operations before Income Taxes $ 18.5 $ 23.5 $ 31.7 $ 35.5 $ 39.4 Unallocated corporate interest (excluding debt premium) 30.9 27.3 22.7 21.5 20.7 Adjusted Consolidated EBIT 49.4 50.8 54.4 57.0 60.1 Depreciation and amortization (excluding accelerated depreciation) 32.5 28.2 27.6 27.9 28.8 Adjusted Consolidated EBITDA $ 81.9 $ 79.0 $ 82.0 $ 84.9 $ 88.9 Adjusted Consolidated EBITDA as a % of Sales 8.3% 9.4% 10.8% 10.8% 11.5% Consolidated Capital Expenditures $ 29.8 $ 24.0 $ 25.6 $ 25.1 $ 22.3 Net Leverage Total Short and Long Term Debt**** 412.0 356.7 366.0 361.8 319.8 Less Cash and Restricted Cash (99.5) (44.9) (72.0) (88.0) (52.9) Net Debt 312.5 311.8 294.0 273.8 266.9 Net Leverage Ratio***** 3.8 X 3.9 X 3.6 X 3.2 X 3.0 X ** Tax rate is based on the Company's estimated normalized annual effective tax rate *** Adjusted EPS is calculated using Diluted Shares Outstanding at the end of the period **** LTM excludes OID and deferred financing fees of $7.3M for Q2 2018 ***** The above calculation is not intended to be used for purposes of calculating debt covenant compliance 29 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

OMNOVA Trailing Twelve Months Ended May 31, 2018 › Appendix 3 Specialty Performance Combined (In millions except per share data) Solutions Materials Segments Corporate Consolidated Net Sales $ 464.2 $ 308.0 $ 772.2 $ — $ 772.2 Segment Operating Profit / Corporate Expense $ 68.6 $ (7.9) $ 60.7 $ (29.1) $ 31.6 Interest expense — — — (20.7) (20.7) Income (Loss) Before Income Taxes $ 68.6 $ (7.9) $ 60.7 $ (49.8) $ 10.9 Management Excluded Items Restructuring and severance .7 .4 1.1 1.1 2.2 Asset impairment, facility closure costs and other .4 21.1 21.5 1.7 23.2 Environmental costs — .7 .7 — .7 Deferred financing fees — — — .8 .8 Pension curtailment — — — .4 .4 Acquisition and integration related expense .4 — .4 .8 1.2 Subtotal for management excluded items 1.5 22.2 23.7 4.8 28.5 Adjusted Segment Operating Profit / Corporate Expense Before Income Taxes $ 70.1 $ 14.3 $ 84.4 $ (45.0) $ 39.4 Tax expense (11.1) Adjusted Income $ 28.3 Adjusted Diluted Earnings Per Share From Adjusted Income $ 0.63 Adjusted Segment Operating Profit as a % Of Sales 15.1% 4.6% 10.9 % Segment / Corporate Capital Expenditures $ 13.2 $ 8.5 $ 21.7 $ .6 $ 22.3 Adjusted Segment Operating Profit / Corporate Expense Before Income Taxes $ 70.1 $ 14.3 $ 84.4 $ (45.0) $ 39.4 Unallocated corporate interest — — — 20.7 20.7 Segment / Consolidated Adjusted EBIT 70.1 14.3 84.4 (24.3) 60.1 Depreciation and amortization 15.9 11.6 27.5 1.3 28.8 Segment / Consolidated Adjusted EBITDA $ 86.0 $ 25.9 $ 111.9 $ (23.0) $ 88.9 Adjusted EBITDA as a % of sales 18.5% 8.4% 14.5% 11.5% 30 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

OMNOVA Volume Impact on Sales › Appendix 4 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Specialty Solutions 1.1% 6.3% 1.0% 5.1% 16.1% 2.4% Performance Materials -9.3% -13.3% -16.8% -16.9% -18.1% -14.9% China Coated Fabrics (CCF) Effect -1.9% -3.3% -4.8% -7.9% -7.1% -4.0% Performance Materials Excluding CCF -7.4% -11.5% -12.0% -9.0% -11.0% -10.9% 31 INVESTOR PRESENTATION | Second Quarter 2018 NYSE OMN

Investor Relations Contacts Paul DeSantis, Senior Vice President, Chief Financial Officer & Treasurer Frank Esposito, Corporate Secretary and Investor Relations (216) 682-7003 IR@omnova.com World Headquarters 25435 Harvard Road Beachwood, OH 44122 (216) 682-7000 www.omnova.com INVESTOR PRESENTATION |